As filed with the Securities and Exchange Commission on June 24, 1999

                                   ----------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 24, 1999


                        NORTHEAST DIGITAL NETWORKS, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                                             11-2649088
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

       425 Broad Hollow Road
    Suite 206, Melville, New York                                        11747
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (516) 501-0466


                        ELECTRONICS COMMUNICATIONS CORP.
          (Former name or former address, if changed since last report)

Item 5 -- Other Events

Effective June 20, 1999, Joseph A. Rosio has resigned as President and Chief Executive Officer of the Company in order to pursue other interests. Mr. Rosio will remain as the Company's Chairman of the Board of Directors. There has been no time frame established by the Company's Board of Directors to find a successor.

                        NORTHEAST DIGITAL NETWORKS, INC.

          (FORMERLY ELECTRONICS COMMUNICATIONS CORP.) AND SUBSIDIARIES




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED: June 24, 1999

                         NORTHEAST DIGITAL NETWORKS, INC.
                         (formerly ELECTRONICS COMMUNICATIONS CORP.)



                         By: /s/ Joseph A. Rosio
                         -------------------------------------------------------
                         Joseph A. Rosio, Chairman of the Board of Directors

                         By: /s/ Christopher J. Garcia
                         -------------------------------------------------------
                         Christopher J. Garcia, Secretary